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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 1, 2003
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                    0-3252                     22-1830121
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
        of incorporation)         File Number)               Identification No.)



         767 Third Avenue, New York, NY                                10017
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  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)
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Item 9. Regulation FD Disclosure - This information is being provided under Item
        9 in place of Item 12 in accordance with interim guidance provided by the SEC in Release No. 33-8216.

      On April 1, 2003, Lexington Precision Corporation issued a press release announcing its results of operations for the quarter and year ended December 31, 2002. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the results of operations for the quarter and the year ended December 31, 2002.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2003                LEXINGTON PRECISION CORPORATION


                                    By:  /s/  Dennis J. Welhouse
                                         --------------------------
                                         Dennis J. Welhouse
                                         Chief Financial Officer



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                                  EXHIBIT INDEX
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

Exhibit
Number        Exhibit Name                                        Location

99.1          Press release dated April 1, 2003                   Filed herewith




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